SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 23, 2005
Date of Report (Date of earliest event reported)

PUDA COAL, INC.
(Exact name of registrant as specified in its charter)

Florida	333-85306	65-1129912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

426 Xuefu Street, Taiyuan, Shanxi Province
The People's Republic of China,
(Address of principal executive offices)

011-86-351-2281300
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Puda Coal, Inc. and its affiliates (the "Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 12, 2005, the Company obtained authorization by written consent of the shareholders to remove Rachel Li as director of the Company effective August 23, 2005.

Ms. Li had been elected in connection with an Exchange Agreement among Taiyuan Putai Business Consulting Co., Ltd., Shanxi Puda Resources Co., Ltd, Puda Investment Holding Limited ("Puda BVI") and each of the members of Puda BVI effective June 20, 2005 (the "Exchange Agreement") and pursuant to a certain Voting Agreement among Zhao Ming, Zhao Yao, Keating Reverse Merger Fund, LLC ("KRM Fund"), and Worldwide Gateway Co,, Ltd., effective June 20, 2005 (the "Voting Agreement"), whereby the KRM Fund has the right to designate one member to serve on the Company's board of directors for that one year following the closing of the Exchange Agreement, which occurred on July 15th, 2005, and such member shall be an independent director, and otherwise acceptable to Zhao Ming ("KRM Fund Designee"). The KRM Fund has indicated to the Company that it intends to appoint the KRM Fund Designee as soon as a suitable candidate is identified.

Section - Regulation FD

Item 7.01.  Regulation FD Disclosure.

During the week of September 11, 2005, the Company gave a series of presentations to various securities market participants.  A copy of selected materials disclosed at such presentations is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
(d)	Exhibits

99.1	Copy of selected materials disclosed by Puda Coal, Inc. beginning the week of September 11, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUDA COAL, INC.

Date: October 18, 2005
/s/ Zhao Ming
Zhao Ming, Chairman
Chief Executive Officer and President

EXHIBIT INDEX
Exhibit	Description

99.1	Copy of selected materials disclosed by Puda Coal, Inc. beginning the week of September 11, 2005.